UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2017
Skyworks Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-05560	04-2302115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Sylvan Road, Woburn, Massachusetts		01801
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:		781-376-3000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Skyworks Solutions, Inc. (the “Company”), held on May 10, 2017 (the “Annual Meeting”), the Company’s stockholders were asked to consider and vote on four proposals that are described in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on April 3, 2017, in connection with the Annual Meeting (the “Proxy Statement”). The results of the voting on each of those proposals were as follows:

1.    The Company’s stockholders elected each of David J. Aldrich, Kevin L. Beebe, Timothy R. Furey, Liam K. Griffin, Balakrishnan S. Iyer, Christine King, David P. McGlade, David J. McLachlan, and Robert A. Schriesheim to serve as a director of the Company until the next annual meeting of the Company’s stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

The voting results with respect to each director elected at the Annual Meeting are set forth in the following table:

Nominees	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
David J. Aldrich	133,573,398	2,591,964	191,193	25,992,055
Kevin L. Beebe	133,143,198	3,032,041	181,316	25,992,055
Timothy R. Furey	132,885,332	3,290,176	181,047	25,992,055
Liam K. Griffin	134,996,553	1,187,587	172,415	25,992,055
Balakrishnan S. Iyer	132,937,961	3,241,577	177,018	25,992,055
Christine King	134,602,892	1,465,662	288,001	25,992,055
David P. McGlade	134,819,318	1,355,122	182,115	25,992,055
David J. McLachlan	132,199,686	3,970,993	185,876	25,992,055
Robert A. Schriesheim	135,309,754	861,511	185,290	25,992,055

2.    The Company’s stockholders ratified the selection by the Company’s Audit Committee of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s 2017 fiscal year.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
159,610,717	2,386,219	351,674	0

3.    The Company’s stockholders voted to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
129,508,690	6,274,452	573,413	25,992,055

4.    The Company’s stockholders voted to approve, on an advisory, non-binding basis, a frequency of “one year” for future advisory votes on the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Votes Abstain	Broker Non-Votes
125,228,330	322,320	10,365,850	440,054	25,992,055

After consideration of the results of the advisory vote, the Board of Directors of the Company determined that the Company will continue its practice of holding a non-binding stockholder advisory vote on the compensation of its named executive officers on an annual basis, consistent with the decision of the Board of Directors in 2011 to hold such votes annually.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyworks Solutions, Inc.

May 12, 2017	By:	/s/ Robert J. Terry
	Name:	Robert J. Terry
	Title:	Vice President, General Counsel and Secretary